Investments and Related Party Transactions - Summary of Maximum Exposure to Loss Associated with RS Cogen (Detail) - RS Cogen [Member] - Not a Primary Beneficiary [Member] - Chlorovinyls [Member] - USD ($)
	Dec. 31, 2015	Dec. 31, 2014
Investment Holdings [Line Items]
Investment in and net advances to RS Cogen	$ 9,500,000	$ 4,600,000
Supply contracts	36,300,000	38,500,000
Maximum exposure to loss	$ 45,800,000	$ 43,100,000